SUPPLEMENT DATED JUNE 26, 2017 TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL
INFORMATION DATED FEBRUARY 1, 2016 FOR
FOREFRONT INCOME TRUST (the “Trust”)

This supplement must be accompanied by, or read in conjunction with, the current Prospectus and Statement of Additional Information for the Trust (“SAI”), each dated February 1, 2016, as amended. Please keep this supplement for future reference.

The following personnel changes have been made as of the effective dates noted:

o	Effective March 23, 2017, M. Stephen Soltis was added as an additional Independent Trustee of the Trust;

o	Effective March 23, 2017, Cole Reifler replaced Bradley Reifler as the President, Chief Executive Officer and Chief Financial Officer of the Trust;

o	Effective June 14, 2017, Michael Flatley became Treasurer and Chief Financial Officer of the Trust and Cole Reifler replaced Francis Argenziano as the Secretary of the Trust;

o	Effective April 18, 2017, Peter Gorman and Wendy Espinoza left the Investment Committee; and

o	Effective June 1, 2017, Francis Argenziano and Alan Feldman left the Investment Committee and Michael Flateley joined the investment committee.

In addition, effective May 19, 2017, the Trust and the Advisor have moved offices to 641 Lexington Ave, 29th Floor, New York, NY 10022.

Accordingly, the Trust is making the following updates to the Prospectus and SAI:

•	All references in the Prospectus and SAI to the address of the Trust or the Advisor are hereby changed to 641 Lexington Ave, 29th Floor, New York, NY 10022.

•	The text following the “Advisor” heading on pages 36-37 of the Prospectus is hereby replaced by the following:

Advisor

Forefront Capital Advisors, LLC (the “Advisor”) is the investment adviser to the Trust. The Advisor is located at 641 Lexington Ave, 29th Floor, New York, NY 10022. Subject to the authority of the Board, the Advisor is responsible for overall management of the Trust’s business affairs. The Advisor is solely owned by New Beginnings Trust, to which Bradley Reifler, who is the chairman of the Trust’s Board of Trustees, is the sole beneficiary. Additional biographical information concerning Mr. Reifler is set forth in the section entitled “Management—Biographical Information—Interested Trustees” in the SAI. The Advisor was formed for the sole purpose of advising the Trust and its sole business will be to advise the Trust. The Advisor has no investing history beyond the Trust; however, its personnel who are serving as members of the Trust’s Investment Committee have experience providing investment advice and managing private funds, investment vehicles and client accounts, including through affiliates of Forefront Capital Advisors, LLC. The Trust is managed by an investment committee consisting of Cole Reifler, Brian Weiner and Michael Flatley (the “Investment Committee”). Each member of the Investment Committee is jointly and primarily responsible for the day-to-day management of the Trust’s portfolio. Biographies the Investment Committee members are set forth below.

Cole Reifler is President, Senior Managing Director, and a member of the Investment Committee and Valuation Committee of the Advisor. He has been part of the Advisor since its inception. Mr. Reifler is also the President and Founder of Arora, a financial platform whose mission is to empower the world to be equally powered by women.

Brian Weiner is Senior Managing Director and a member of the Investment Committee of the Advisor. He has been part of the Advisor since January 2017. Prior to joining the Advisor, Mr. Weiner was the Senior Vice President of Business Development for Trade Finance Solutions, Inc. and Bibby Financial Services. Prior to that, Mr. Weiner founded Protein Funding Group, a niche finance company specializing in the food and beverage industry.

Michael Flatley is a member of the Investment Committee of the Advisor and the Treasurer of the Trust.  He has be a part of the Advisor since June 2017.  Mr. Flatley is also the President of Forefront Global Advisors, LLC, an affiliate of the Advisor. Previously, Mr. Flatley was the President and founder of a financial services business providing life insurance annuities and estate planning services.

•	The table referencing the Interested Trustees, Independent Trustees and the Other Executive Officers on pages 11-12 of the SAI is hereby replaced with the following:

Name, Age and Address	Position held with Funds or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Interested Trustee*
Bradley Reifler Year of Birth: 1959 641 Lexington Ave 29th Floor New York, NY 10022	Trustee, Chairman of the Board of Trustees	Since 08/14	Director of Sino Mercury Acquisition Corporation since 2014; Chief Executive Officer of Forefront Capital Advisors, LLC (2014-2016); Chief Executive Officer of Forefront Capital Management from 2009 to 2014; Chief Executive Officer of Forefront Capital Markets, LLC from 2011 to 2015.	1	Wins Finance Holding
* Basis of Interestedness. Mr. Reifler is an Interested Person by virtue of his affiliation with the Advisor. Mr. Reifler is a former officer of the Advisor and the sole beneficiary of the New Beginnings Trust, the sole owner of the Advisor.

Independent Trustees
Vikram Kuriyan, Ph.D., CFA Year of Birth: 1965 641 Lexington Ave 29th Floor New York, NY 10022	Independent Trustee, Chairman of the Audit Committee	Since 08/14	Various positions at the Indian School of Business, including Director of the Investment Laboratory and Clinical Professor since 2010; Member of the China-India Advisory Council of the CFA Institute.	1	Independent Director of TVS Capital Funds.
M. Stephen Soltis Year of Birth: 1943 641 Lexington Ave 29th Floor New York, NY 10022	Independent Trustee	Since 03/17	Goodspeed Capital Advisors, LLC, Partner (2011-2015). Mr. Soltis is currently retired, however, his previous experience also includes serving as Executive Vice President and CFO of the Church Pension Group, serving as Business Head and Partner for all asset management and investor service products at Bankers Trust Company, and numerous roles, including COO and CFO, at J.P. Morgan Investment Management.	1	None
Other Executive Officers
Cole Reifler Year of Birth: 1992 641 Lexington Ave 29th Floor New York, NY 10022	President, Chief Executive Officer and Secretary	President/CEO since 03/17; Secretary since 06/17	Forefront Capital Advisors, LLC, Managing Member (Feb 2017-present) Vice President (Jan 2015-Feb 2017); Martel Capital, LLC, Registered Representative, (Sept 2014-present); Forefront Capital Markets, Registered Representative (Oct 2014-Aug 2016).	1	N/A
Michael Flatley Year of Birth: 1949 641 Lexington Ave 29th Floor New York, NY 10022	Chief Financial Officer	Since 06/17	Forefront Capital Advisors, LLC, Portfolio Manager (06/2017-present); Forefront Global Advisors, LLC (01/2014-present); Michael Flatley, LLC, President and founder (06/2008-01/2014), financial services business providing life insurance annuities and estate planning services.	1	N/A
Marvin Barge Year of Birth: 1965 641 Lexington Ave 29th Floor New York, NY 10022	Chief Compliance Officer	Since 11/16	Chief Compliance Officer since November 2016; President/ Founder at Barge Consulting LLC since May 2000.	1	N/A

•	The text that follows the “Audit Committee” caption on page 13 of the SAI is hereby replaced with the following:

Audit Committee

The Trust’s Audit Committee is composed entirely of the Independent Trustees. The members of the Audit Committee are Vikram Kuriyan and Stephen Soltis. Mr. Kuriyan serves as the Chair of the Audit Committee. The Audit Committee has, as its primary purpose, oversight responsibility with respect to: (a) the adequacy of the Trust’s accounting and financial reporting processes, policies and practices; (b) the integrity of the Trust’s financial statements and the independent audit thereof; (c) the adequacy of the Trust’s overall system of internal controls and, as appropriate, the internal controls of certain service providers; (d) the Trust’s compliance with certain legal and regulatory requirements; (e) determining the qualification and independence of the Trust’s independent auditors; and (f) the Trust’s internal audit function, if any. During the Trust’s last fiscal year, the Audit Committee met two times.

•	The text that follows the “Nominating and Governance Committee” caption on page 13 of the SAI is hereby replaced with the following:

Nominating Committee

The Trust’s Nominating Committee is composed entirely of the Independent Trustees. The members of the Nominating Committee are Vikram Kuriyan and Stephen Soltis.  The Nominating Committee: (1) makes nominations for Trustee membership on the Board; and (2) makes nominations for membership on all committees and reviews committee assignments as necessary.. During the Trust’s last fiscal year, the Nominating Committee met two times.

•	The text that follows the “Officers” caption on page 14 of the SAI is hereby replaced with the following:

The day-to-day operations of the Trust will be conducted through or under the direction of its officers: Cole Reifler, President, Chief Executive Officer and Secretary; Marvin Barge, Chief Compliance Officer; and Michael Flatley, Chief Financial Officer.  For more information regarding Mr. Reifler, Mr. Flatley and Mr. Barge see the table under “Management—Other Executive Officers”.

The Trust does not have any other officers or employees. The Trust expects Messrs. Reifler and Flatley to be assisted in managing the day-to-day operations of the Trust by the Administrator and employees of the Advisor and its affiliates (without remuneration therefore other than, for the Administrator, under the terms of the Fund Services Agreement and, for the Advisor, through its fees; see “Management of the Trust—Advisor” in the Prospectus).

•	The table that lists the compensation to the Trustees on page 14 of the SAI is hereby replaced with the following:

Officers of the Trust and the Trustees who are interested persons of the Trust or the Adviser receive no salary from the Trust. The Independent Trustees each receive an annual retainer of $20,000. The Trust reimburses each Trustee and officer of the Trust for his or her travel and other expenses relating to attendance at Board or committee meetings. The table below reflects the amount of compensation received by each Trustee during the fiscal year ended September 30, 2016.

Name of Person and Position with the Trust	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued As Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Fund Complex Paid to Directors
Bradley Reifler, Interested Trustee and Chairman of the Board	0	0	0	0
Vikram Kuriyan, Independent Trustee	$20,000	0	0	$20,000
Stephen Soltis, Independent Trustee	0	0	0	0

•	The table that lists the security ownership of the Trustees under the heading “Security Ownership of Management” on page 15 of the SAI is hereby replaced with the following:

Name of Trustee	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by the Trustee in the Family of Investment Companies (1)
Interested Trustees:
Bradley Reifler	E	E
Independent Trustees:
Vikram Kuriyan	A	A
Stephen Soltis	A	A

(1)
The term “family of investment companies” means any two or more registered investment companies that share the same investment Advisor or principal underwriter or hold themselves out to investors as related companies for purposes of investment and investor services.

•	The text that follows the heading “CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES” on page 16 of the SAI is thereby replaced with the following:

A principal shareholder is any person who owns, either of record or beneficially, 5% or more of the outstanding shares of a fund. A control person is any person who owns, either directly or indirectly, more than 25% of the voting securities of a fund. A control person may be able to determine the outcome of a matter put to a shareholder vote or the direction of management of the Trust.

As of May 15, 2017, Port Royal North Carolina Mutual Reassurance Trust, 411 W Chapel Hill St, Durham, NC 27701, owned 82.09% of the Trust’s outstanding Shares, which are the Trust’s voting securities, and as a result may be deemed to be the principal shareholder and a control person of the Trust. Port Royal North Carolina Mutual Reassurance Trust is formed under the laws of the state of Delaware and it has no parent entities. As of May 15, 2017, Cindy Yu, 5 Rockingham Drive, Newport Beach, California  92660, beneficially owns 8.61% of the Trust’s outstanding Shares.  No other person is known by the Trust to be a principal shareholder as of May 15, 2017.

As of May 15, 2016, the Trustees and officers of the Trust as a group owned beneficially 1.0% of the then outstanding shares of the Trust.

•	The last paragraph under the heading “The Advisor” on pages 16-17 of the SAI is hereby replaced with the following:

For the fiscal year ended September 30, 2016, the Advisor received $189,080.16 in Advisory Fees and reimbursed the Trust in the amount of $208,193.  For the fiscal period ended September 30, 2015, the Advisor was paid no Advisory Fees and reimbursed the Trust in the amount of $466,063.

•	The text that follows the heading “Portfolio Managers” on pages 17-18 of the SAI is hereby replaced with the following:

Portfolio Managers

The Advisor was formed for the sole purpose of advising the Trust and its sole business will be to advise the Trust. The Advisor has no investing history beyond the Trust; however, members of its Investment Committee have experience providing investment advice and managing private funds, investment vehicles and client accounts, including through affiliates of Forefront Capital Advisors, LLC. The Trust is managed by an investment committee consisting of Michael Flatley, Cole Reifler, and Brian Weiner (the “Investment Committee”).  Each member of the Investment Committee is jointly and primarily responsible for the day-to-day management of the Trust’s portfolio.  Biographies the Investment Committee members are set forth below.

Cole Reifler is the President of Forefront Capital Advisors, LLC and President and Treasurer of the Trust.  He is responsible for development and sales.  Mr. Reifler is also the President and Founder of Arora, a financial platform whose mission is to empower the world to be equally powered by women.  He serves as President of Young Minds for Gender Equality Foundation, a nonprofit organization advancing gender equality, as well as the co-chair of the Easter Seals Millennial Board.  He joined Forefront Income Trust in 2014.  Mr. Reifler serves on multiple corporate and advisory boards. He holds a BA in finance from Elon University.

Brian Weiner is Senior Managing Director and a member of the Investment Committee of Forefront Capital Advisors, LLC.  He has been the Senior Vice President of Business Development for Trade Finance Solutions, an international specialty finance company, since 2015.   Prior to that, he was Vice President of Business Development for Bibby Financial Services, a multinational corporation which provides financial services to small and medium sized enterprises from March 2014 to September 2015. In 2013, Mr. Weiner founded Protein Funding Group, Inc., a niche finance company specializing in the food and beverage industry. In 2011, he served as the Director of ABF and Value Added Proteins for Delft Blue, LLC, a full service vertically integrated meat processing company.

Michael Flatley is a member of the Investment Committee of the Advisor.    Mr. Flatley is also the President of Forefront Global Advisors, LLC, an affiliate of the Advisor. Previously, Mr. Flatley was the President and founder of a financial services business providing life insurance annuities and estate planning services.

CompensationThe members of the Investment Committee are not compensated directly by the Trust, but rather by the Advisor. The Advisor compensates the members of the Investment Committee with an annual fixed salary, which is based on various market factors and the skill and experience of the individual, and a discretionary bonus. The discretionary bonus takes into account several factors including the Advisor’s profitability (net income and ability to pay a bonus), the general performance of client accounts relative to market conditions and the performance of the Trust based on percent return, adjusted for dividends and capital gains, calculated on a pre-tax basis relative to the performance of the Trust’s relevant benchmarks for the preceding one year period. The formula for determining these amounts may vary, and no individual’s compensation is solely tied to the investment performance or asset value of any one product or strategy. The portfolio manager may also be eligible to participate in the Adviser’s retirement plan.

Ownership of Fund SharesThe table below shows the amount of Trust equity securities beneficially owned by each Portfolio Manager as of June 1, 2017, stated as one of the following ranges:  A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; E = $100,001-$500,000; F = $500,001-$1,000,000; and G = over $1,000,000.

Portfolio Manager	Dollar Range of Securities Owned
Cole Reifler	A
Brian Weiner	A
Michael Flatley	A

Other Accounts:  In addition to the Trust, the Portfolio Managers are responsible for the day-to-day management of certain other accounts. The table below shows the number of, and total assets in, such other accounts as of June 21, 2017.

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets $mm	Number of Accounts	Total Assets $mm	Number of Accounts	Total Assets $mm
Michael Flatley	1*	9,711,723*	0	0	0	0
Accounts where advisory fee is based upon account performance	0**	$0**	0	0	0	0
Cole Reifler	1*	9,711,723*	0	0	0	0
Accounts where advisory fee is based upon account performance	0**	$0**	0	0	0	0
Brian Weiner	1*	9,711,723*	0	0	0	0
Accounts where advisory fee is based upon account performance	0**	$0**	0	0	0	0

*	Includes the Trust.
**	The Trust is not included because the Advisory Fee is calculated based on the Trust’s pre-advisory fee net investment income and not based on capital gains or capital appreciation.

Conflicts of Interests The Portfolio Managers’ management of other accounts may give rise to potential conflicts of interest in connection with their management of the Trust’s investments, on the one hand, and the investments of the other accounts, on the other. These other accounts may include separately managed private clients, other pooled investment vehicles and other accounts (collectively, the “Other Accounts”). The Other Accounts might have similar investment objectives as the Trust, be compared to the same index as the Trust, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Trust. Set forth below is a description of material conflicts of interest that may arise in connection with any portfolio manager who manages multiple funds and/or other accounts:

•
The management of multiple funds and/or other accounts may result in a Portfolio Manager devoting varying periods of time and attention to the management of each fund and/or other account. As a result, a Portfolio Manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund.

•
If a Portfolio Manager identifies an investment opportunity that may be suitable for more than one fund or other account, the Trust may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts.

•
At times, a Portfolio Manager may determine that an investment opportunity may be appropriate for only some of the funds or other accounts for which he or she exercises investment responsibility, or may decide that certain of the funds or other accounts should take differing positions with respect to a particular security. In these cases, the Portfolio Manager may place separate transactions for one or more funds or other accounts, which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other funds or accounts.

•
With respect to securities transactions for the Trust, the Advisor determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Advisor may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, the respective Advisor or its affiliates may place separate, non-simultaneous, transactions for the Trust and another account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Trust or the other account.

•
The appearance of a conflict of interest may arise where the Advisor has an incentive, such as a performance based management fee or other differing fee structure, that relates to the management of one fund or other account but not all funds and accounts with respect to which a Portfolio Manager has day-to-day management responsibilities.

•
A potential conflict of interest may arise as a result of the Portfolio Managers’ day-to-day management of the Trust. The Portfolio Managers know the size and timing of trades for the Trust and the Other Accounts, and may be able to predict the market impact of Trust trades. It is theoretically possible that the Portfolio Managers could use this information to the advantage of Other Accounts they manage and to the possible detriment of the Trust, or vice versa.

•
The Advisor may provide investment supervisory services for a number of investment products that have varying investment guidelines. The same portfolio management team may work across all investment products. Differences in the compensation structures of the Advisor’s investment products may give rise to a conflict of interest by creating an incentive for the Advisor to allocate the investment opportunities it believes might be the most profitable to the client accounts where it might benefit the most from the investment gains.

•
In addition, with respect to the Advisor, the Portfolio Managers may have a conflict of interest in allocating management time, resources, and investment opportunities among the Trust and other accounts advised by the Portfolio Managers. Differences between accounts may lead to additional conflicts.  Accounts may differ in terms of fee structure (fixed versus performance-based), size (and, hence, absolute fee), restrictions or investment strategy.

The Fund anticipates that it will soon be providing a full prospectus to investors reflecting the above-mentioned changes. If you have any questions regarding this Supplement, please call 212-488-4972.

Investors Should Retain This Supplement for Future Reference